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                                                                   EXHIBIT 10.35


                           RCL ACQUISITIONS, L.L.C.

                                PROMISSORY NOTE
                                ---------------


$131,700                                                            May 5,  1998


          For value received, R. Scott Gaster ("Executive") promises to pay to
                                                ---------
RCL Acquisitions, L.L.C., a Delaware limited liability company (the "Company"),
                                                                     -------
the aggregate principal sum of $131,700, together with interest thereon calculated from the date hereof (the "Date of Issuance") in accordance with the
                                      ----------------
provisions of this Promissory Note (this "Note").  This Note was issued pursuant
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to and is subject to the terms of that certain Executive Unit Purchase Agreement
(the "Executive Agreement"), dated as of the date hereof, by and between the
      -------------------
Company and Executive. Any capitalized terms used herein and not defined shall have the meaning assigned to them in Section 4 hereof.

          1.   Payment and Capitalization of Interest.
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          (a) Interest shall accrue on the outstanding principal amount of this
Note (including any portion thereof which is Capitalized Interest) at a rate equal to the lesser of (i) a rate which shall equal 5.94% per annum or (ii) the highest rate permitted by applicable law. On each anniversary of the Date of Issuance (a "Capitalization Date") on which any portion of the unpaid principal
             -------------------
amount of this Note remains outstanding, all accrued interest as of such date shall be capitalized and made part of the unpaid principal amount hereunder as of such date (the "Capitalized Interest"). Interest shall be computed on the
                   --------------------
basis of a 365-day year and the actual number of days elapsed. Any accrued interest (including Capitalized Interest) which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on this Note is paid.

          2.   Payment of Principal on Note.
               ----------------------------

          (a) Scheduled Payments.  Executive shall pay the entire principal
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amount of this Note (including any portion thereof which is Capitalized
Interest), plus all accrued and unpaid interest, on June 5, 2008 (the "Maturity
                                                                       --------
Date").
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          (b) Voluntary Prepayment.  Executive may prepay, at any time and from
              --------------------
time to time, without premium or penalty, all or any portion of the outstanding principal amount of this Note.

          (c) Mandatory Prepayment.  Executive shall prepay, without premium or
              --------------------
penalty, amounts due under this Note as follows:

               (i) Immediately upon receipt of any cash proceeds Executive receives in connection with his or her ownership of the Executive Units (other than distributions made for the payment of taxes), Executive shall prepay an amount of this Note equivalent to the amount of all such cash proceeds received.

               (ii) If there is a consummation of a Sale of the Company prior to the Maturity Date, Executive shall prepay all of the outstanding principal amount of this Note as of the date of the consummation of a Sale of the Company.

               (iii) If prior to the Maturity Date Executive ceases to be employed by Alliance for any reason (including by reason of death or total and permanent disability of the Executive), then this Note shall become due and payable on the 45th day after the Termination Date.

          3.   Collateral.  The amounts due under this Note are secured by a
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pledge of 328.7 of the Company's Class A Units, 36.522 of the Company's Class L
Units, 387.92 of the Company's Class B Units and 412.681 of the Company's Class C Units, pursuant to a certain Unit Pledge Agreement, dated as of the date hereof, by and between Executive and Company (the "Pledge Agreement").
                                                   ----------------

          4.   Definitions.
               ------------

          "Alliance" means Alliance Laundry Systems LLC.
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          "Cause" shall have the meaning assigned to it in the Executive
           -----
          Agreement.

          "Class A Units" means the Class A Common Units of the Company.
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          "Class B Units" means the Class B Common Units of the Company.
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          "Class C Units" means the Class C Common Units of the Company.
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          "Class L Units" means the Class L Common Units of the Company.
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          "Common Units" means, collectively, Class A Units, Class L Units,
           ------------
Class B Units, Class C Units and any other common units authorized by the Company.

          "Executive Units" shall have the meaning assigned to it in the
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Executive Agreement.

          "Investors" shall have the meaning assigned to it in the Executive
           ---------
Agreement.

          "Merger Agreement" means that certain Agreement and Plan of Merger,
           ----------------
dated February 21, 1998, by and among Bain/RCL, L.L.C., a Delaware limited liability company, the Company, Raytheon Commercial Laundry LLC, a Delaware limited liability company and Raytheon Company, a Delaware corporation.

          "Operating Agreement" means the limited liability company agreement of
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the Company, dated as of the date hereof.

          "Public Sale" means any sale pursuant to a registered public offering
           -----------
under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

          "Sale of the Company" means (i) any sale of all or substantially all
           -------------------
(as defined in the Model Business Corporation Act) of the assets of the Company and its subsidiaries on a consolidated basis in one transaction or series of related transactions, (ii) any sale of all or substantially all of the Common Units in one transaction or series of related transactions, excluding any sales of Common Units in a Public Sale or (iii) a merger or consolidation which accomplishes one of the foregoing; provided that the transactions contemplated
                                   --------
by the Merger Agreement do not constitute a Sale of the Company.

          "Securities Act" means the Securities Act of 1933, as amended from
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time to time.

          "Termination Date" means the date that Executive ceases to be employed
           ----------------
by Alliance for any reason.

          5.   Miscellaneous.
               -------------

          (a) In the event Executive fails to pay any amounts due hereunder when due, Executive shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys fees.

          (b) Executive, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this

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Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Executive hereunder.

          (c) This Note shall be governed by the internal laws, not the laws of conflicts, of the State of New York.



                           *     *     *     *     *

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  IN WITNESS WHEREOF, Executive has executed and delivered this Promissory Note as of the date first written above.



                                    ______________________________
                                    R. SCOTT GASTER

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